UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08029

Granum Series Trust
(Exact name of registrant as specified in charter)

126 East 56th Street, New York, NY 10022
(Address of principal executive offices)(Zip code)

Jonas B. Siegel
126 East 56th Street, New York, NY 10022
(Name and address of agent for service)
1-888-547-2686Registrant's telephone number, including area codeDate of fiscal year end: October 31, 2004Date of reporting period:  October 31, 2004

Item 1. Report to Stockholders.

ANNUAL
REPORT
October 31, 2004

GRANUM

VALUE

FUND

S h a r e h o l d e r S e r v i c e s
1  888-5-GRANUM
(547-2686)

Granum Capital
Management, L.L.C.
Investment Adviser

GRANUM VALUEFUND

November 30, 2004

Dear Shareholders,

As of October 31, 2004, Granum Value Fund outperformed the S&P 500 Index for the last one, three and five year periods, and since the inception of the Fund.

We believe that our hedging technique continues to contribute to our performance by reducing downside volatility. As of October 31, 2004, net assets in Granum Value Fund’s portfolio included a 14% hedge position and a 6% cash and temporary cash investment position.

				Since
	1 Year	3 Year	5 Year	Inception

Average Annual Returns(1)
Granum Value Fund	9.49%	5.26%	5.48%	6.95%
Return after taxes on distributions(2)	9.49%	5.23%	5.41%	6.90%
Return after taxes on distributions & sale of fund shares(2)	6.17%	4.48%	4.68%	6.04%
S&P 500 (w/dividends)(3)	9.42%	3.92%	-2.22%	6.27%

All returns as of 10/31/04. Granum Value Fund inception: 5/1/97

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For month end performance information for the Fund, call Granum Value Fund at 1-888-547-2686.

Market Conditions & Granum Value Fund Performance During Our Fiscal Year

During the Fund’s fiscal year, which ended October 31, 2004, we believe that over-optimistic investors continued to over-pay for over-valued stocks, thereby driving up the performance of the S&P 500 Index. While the excessive levels were not quite as high as we saw in 2003, they still remained well above historical averages. Even though other investors may choose to overpay for stocks, we maintain our valuation discipline. Quite simply, we will not invest in stocks we believe to be overvalued. In addition, we selectively seek to use hedge positions to provide a buffer against downside market risk that can result from an over-valued stock market. Our discipline served us well this year, as Granum Value Fund outperformed the S&P 500 Index during our past fiscal year. We managed to beat the index despite carrying cash and hedge positions that effectively limited our net exposure to the equity markets.

As our long time shareholders know, we are cap-agnostic investors in companies whose stocks we believe have the potential to produce sustainable above average earnings growth and whose stocks are undervalued. Granum Value Fund’s holdings can include stocks whose capitalization sizes run the gamut from small to mid to large cap.

To understand what downside market risk exposure we sought to buffer with our cash and hedge positions, let’s look at valuations for the market and for Granum Value Fund. As of October 31, 2004, our estimate of GAAP earnings for the S&P 500 Index for 2005 is 61.50, resulting in a P/E Ratio of 18.4x. Historically, markets tend to peak at P/E Ratios above 20x and bear markets tend to bottom at 10-12x earnings. The long-term average multiple is closer to 15x. Compare this with Granum Value Fund’s portfolio as of October 31, 2004 (based on its top thirty holdings, which account for approximately 97% of the Fund’s long positions). The Fund’s portfolio was trading at what we project to be 12.1x 2005 earnings versus 18.4x for the S&P 500 Index.

On Finding Investment Opportunity

While our investment focus is on individual companies and the value of their stocks, our valuation discipline sometimes causes us to find more opportunities in certain industries. For example, during 2004 a good portion of the investment opportunity we identified came from financial services businesses related to the real estate markets. Let’s take a look at the market from which many of our companies generate their earnings.

Coming off of a record 2003, in which over $3.8 trillion in 1-4 family mortgage loans were originated and over 7 million single family residences changed hands, we expected the activity in the housing market to slow quite a bit during 2004. We were not alone in our expectations. In December, 2003, the Mortgage Bankers Association’s (MBA) predictions were also for slowed growth. As 2004 developed, it became evident that both we and the MBA underestimated just how active the housing market participants would be. Now, 2004 promises to be one of the strongest years on record for home price appreciation, with the MBA expecting 7% year-over-year price appreciation on median existing home sales and 10% for new home sales.

What dynamics drive this historically high level of activity in the housing markets? One notable feature has been the level of product innovation that makes home purchases more affordable. Traditionally, the 30-year fixed rate mortgage was the dominant vehicle for financing a new home. In the past several years, lenders have designed a panoply of products that have allowed consumers to choose financing vehicles with the lowest monthly payment and a minimal down payment.

As a result, homeownership is more widespread than ever in America. The Census Bureau recently reported that 68.3% of occupied housing was owned by the occupier — the highest level since the Census Bureau began reporting this statistic in 1965. It represents a 2.9% increase in the absolute rate since 1996.

With the increase in affordability, immigrant and minority populations are continuing, at their highest historical rates, to purchase homes.

Overall, the demand for housing continues to be strong. By contrast, the supply of housing is relatively inelastic. Local zoning and permitting regulations, as well as constraints in the supply of buildable, desirable land mean that the supply of housing cannot keep up with demand. As a result, national average home prices have seen record appreciation.

While our overall outlook for the housing market is positive, we do not view the industry as a monolith. We expect some markets both geographically and by credit quality will perform better than others. We use our investment discipline to select those companies that we see as offering above average earnings growth potential, whose stocks we believe are undervalued and that we believe can perform well regardless of the interest rate environment.

Granum Value Fund continues to focus on seeking to identify companies whose company-specific risk has the potential to give us above market returns over the long-term, and whose stocks are trading at what we believe to be undervalued prices.

We remain grateful for the trust you have placed in us. Thank you for investing in Granum Value Fund.

Sincerely,

Lewis M. Eisenberg	Walter F. Harrison, III
Co-Chairman	Co-Chairman

(1) Performance information reflects the total return of the fund and reflects changes in share price and reinvestment of dividends and capital gains distributions. The principal value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Fund performance changes over time and currently may be significantly different than stated.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. If there would have been a capital loss on liquidation, this is recorded as a tax benefit, increasing the post-liquidation return. It is assumed that the investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the investor may deduct the capital losses in full. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Securities held by the Fund, and our opinions on those securities, may change at any time.

Performance information of the S&P 500 is provided for comparison purposes. The S&P 500 Index is primarily comprised of large capitalization companies. Companies whose common stocks are included in the S&P 500 Index are typically the largest companies in their respective industries. The S&P 500 Index is a capitalization-weighted index, with each stock affecting the index in proportion to its market value. The performance information of the S&P 500 takes into account actual dividends and capital gains distributions before taxes, and assumes such dividends were reinvested. The Fund does not restrict its selection of securities only to those included in the S&P 500 Index. The returns of the S&P 500 Index and the Fund may not be comparable.

Note: Shares of the fund are offered and sold through the currently effective prospectus, delivery of which must precede or accompany this report. The Prospectus can be obtained by calling 888-5-GRANUM. Distributed by NASD members Mercer Allied Company, L.P. and Granum Securities, LLC. Investment returns will fluctuate and when redeemed, shares may be worth more or less than their cost.

FUND PERFORMANCE
GRANUM VALUE FUND

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

This chart assumes an initial gross investment of $10,000 made on 5/01/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

ALLOCATION OF PORTFOLIO ASSETS
October 31, 2004

Banks and Savings & Loans	14.9%	Pharmaceuticals	1.1%
Broadcasting & Cable	2.0%	Printing & Publishing	1.2%
Building & Housing	13.2%	Private Placements	0.0%
Business Services	4.8%	REITS	11.6%
Defense	4.5%	Restaurants	0.6%
Energy Services	2.3%	Software	4.2%
Entertainment & Leisure	3.3%	Telecommunications	1.2%
Financial Services	8.9%	Tobacco Products	3.4%
Health Care	4.1%	Variable Rate Demand Notes	2.6%
Instruments & Related Products	3.0%	Commercial Paper	4.0%
Insurance	9.7%

GRANUM VALUE FUND

Expense Example
October 31, 2004

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 - October 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund does not charge a sales load or transaction fee, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GRANUM VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charge (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Granum Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	May 1, 2004	October 31, 2004	May 1, 2004 - October 31, 2004

Actual**	$1,000.00	$1,024.10	$20.31
Hypothetical (5% return before expenses)***	1,000.00	1,015.17	20.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Including dividends on short positions, your actual cost of investment in the Fund would be $21.94.
***	Including dividends on short positions, your hypothetical cost of investment in the Fund would be $21.83.

GRANUM VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

Shares		Value

	COMMON STOCKS 94.0%**

	Banks and Savings &
	Loans 14.9%**
218,300	The Bank of New York
	Company, Inc.	$7,086,018
73,200	Dime Bancorp, Inc.
	Warrants (c) *	8,784
149,700	North Fork Bancorporation, Inc.	6,601,770
140,585	Ocwen Financial Corporation *	1,054,388
63,840	PFF Bancorp, Inc.	2,518,488
80,000	U.S. Bancorp	2,288,800
72,680	Washington Mutual, Inc.	2,813,443
		22,371,691

	Broadcasting &
	Cable 2.0%**
270,350	Liberty Media
	Corporation — Class A *	2,411,522
16,042	Liberty Media International,
	Inc. — Class A *	578,314
		2,989,836

	Building & Housing 13.2%**
154,200	Forest City Enterprises,
	Inc. — Class A	8,473,290
208,524	Pulte Homes, Inc.	11,443,797
		19,917,087

Shares		Value
	Business Services 4.8%**
292,300	The Reynolds & Reynolds
	Company — Class A	$7,193,503

	Defense 4.5%**
118,800	Alliant Techsystems Inc. *	6,829,812

	Energy Services 2.3%**
289,100	Magnum Hunter Resources, Inc. *	3,498,110

	Entertainment &
	Leisure 3.3%**
152,000	Caesars Entertainment, Inc. *	2,720,800
381,500	Hollywood Media Corp. *	1,373,400
68,256	Lakes Entertainment, Inc. *	799,960
		4,894,160

	Financial Services 8.9%**
81,300	Fannie Mae	5,703,195
29,400	ITLA Capital Corporation *	1,423,578
131,500	Radian Group, Inc.	6,302,795
		13,429,568

	Health Care 4.1%**
132,600	Caremark Rx, Inc. *	3,974,022
120,000	Cyberonics, Inc. *	2,252,400
		6,226,422

See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
October 31, 2004

Shares		Value
	Instruments & Related
	Products 3.0%**
96,873	American Technology
	Corporation *	$622,893
82,000	Mettler-Toledo International Inc. *	3,927,800
		4,550,693

	Insurance 9.7%**
159,500	CNA Financial Corporation *	3,812,050
102,500	Everest Re Group, Ltd.	8,135,425
75,900	Willis Group HoldingsLimited	2,728,605
		14,676,080

	Pharmaceuticals 1.1%**
65,800	Teva Pharmaceutical
	Industries Ltd. ADR	1,710,800

	Printing & Publishing 1.2%**
97,700	Hollinger International Inc.	1,743,945

	Private Placements 0.0%**
419,803	Intertainer Inc. Series
	Convertible Preferred
	(Acquired 2/12/99, 5/12/00;
	Cost $1,249,875) (a)(b) *	14,798

Shares		Value
	REITS 11.6%**
43,700	Affordable Residential
	Communities	$568,974
181,100	Anthracite Capital, Inc.	2,097,138
120,000	Capital Automotive REIT	3,871,200
181,300	Redwood Trust, Inc.	10,907,008
		17,444,320

	Restaurants 0.6%**
162,800	The Smith & Wollensky
	Restaurant Group, Inc. *	833,536

	Software 4.2%**
228,900	Computer Associates
	International, Inc.	6,342,819

	Telecommunications 1.2%**
139,300	Citizens Communications
	Company *	1,866,620

	Tobacco Products 3.4%**
105,000	Altria Group, Inc.	5,088,300
	Total Common Stocks
	(Cost $85,991,718)	141,622,100

See Notes to the Financial Statements

GRANUM VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

Principal
Amount		Value
	VARIABLE RATE DEMAND
	NOTES # 2.6%**
$209,532	American Family Financial
	Services, Inc. 1.56%	$209,532
2,164,874	U.S. Bancorp, 1.71%	2,164,874
1,580,155	Wisconsin Corporate Central
	Credit Union, 1.63%	1,580,155
	Total Variable Rate Demand
	Notes (Cost of $3,954,561)	3,954,561

		Value
	COMMERCIAL PAPER 4.0%**
$6,000,000	General Electric Capital
	Corp., 1.74%, 11/5/04	$5,998,853
	Total Commercial Paper
	(Cost of $5,998,853)	5,998,853
	Total Investments
	(Cost of $95,945,132)
	100.6% **	$151,575,514

*	Non-income producing security.
**	Calculated as a percentage of net assets.
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2004.
(a)	Restricted Security. Board Valued Security.
(b)	Represents one Litigation Tracking Warrant (LTW). Each LTW represents the right to purchase a specified amount of Dime Bancorp, Inc. common stock at an exercise price of $0.01 per share.
(c)
ADR	— American Depository Receipts

See Notes to the Financial Statements

GRANUM VALUE FUND
SCHEDULE OF SECURITIES SOLD SHORT
October 31, 2004

Shares		Value

168,700	AMEX Financial Select Sector
	SPDR Fund	$4,826,507
88,000	Nasdaq-100 Index Tracking
	Stock	3,243,680
49,300	Retail HOLDRs Trust	4,648,004
134,100	Semiconductor HOLDRs Trust	4,331,430
39,700	SPDR Trust Series 1	4,494,040
	Total Securities Sold Short
	(Proceeds $18,663,408)	$21,543,661

See Notes to the Financial Statements

GRANUM VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

ASSETS:
Investments, at value (Cost $95,945,132)	$151,575,514
Cash	1,723
Dividends receivable	218,751
Interest receivable	5,902
Receivable from broker for proceeds on securities sold short	20,734,965
Receivable for Fund shares sold	20,900
Prepaid expenses	31,886
Total assets	172,589,641
LIABILITIES:
Investments sold short, at value (Proceeds $18,663,408)	21,543,661
Payable for capital shares redeemed	33,707
Dividends payable on short positions	1,901
Payable to Investment Adviser	190,105
Distribution fees payable	62,940
Shareholder service fees payable	31,802
Accrued expenses and other liabilities	121,271
Total liabilities	21,985,387
NET ASSETS	$150,604,254
NET ASSETS CONSIST OF:
Capital stock	$104,044,577
Accumulated undistributed net investment income	0
Accumulated net realized loss on investments	(6,190,452)
Net unrealized appreciation (depreciation) on:
Investments	55,630,382
Short positions	(2,880,253)
Total Net Assets	$150,604,254

Shares of beneficial interest outstanding (unlimited number of shares of beneficial interest authorized, $.001 par value)
4,596,945
$32.76
Net Asset Value, Offering Price and Redemption Price Per Share

See Notes to the Financial Statements

GRANUM VALUE FUND
STATEMENT OF OPERATIONS
Year Ended October 31, 2004

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $3,119)	$3,620,301
Interest income	128,396
Total investment income	3,748,697

EXPENSES:
Investment advisory fee	1,139,216
Distribution fees	777,553
Shareholder servicing fees	388,777
Professional fees	187,089
Administration fees	122,548
Transfer agent fees and expenses	64,171
Trustees’ fees and expenses	60,937
Fund accounting fees	38,851
Insurance expense	38,680
Custody fees	34,465
Reports to shareholders	30,416
Federal and state registration	25,464
Other	6,922
Total operating expenses before dividend expense on short sales	2,915,089
Dividend expense on short sales	253,530
Total expenses	3,168,619

NET INVESTMENT INCOME	580,078
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(2,412,265)
Change in unrealized appreciation/(depreciation) on investments	15,508,335

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,096,070
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,676,148

See Notes to the Financial Statements

GRANUM VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

OPERATIONS:
Net investment income/(loss)	$ 580,078	$(1,108,135)
Net realized loss on investments and option contracts expired or closed	(2,412,265)	(1,655,909)
Change in unrealized appreciation/(depreciation) on investments	15,508,335	20,590,417
Net increase in net assets resulting from operations	13,676,148	17,826,373

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains on security transactions	—	(331,415)
Total dividends and distributions	—	(331,415)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,584,318	19,510,597
Proceeds from shares issued to holders in reinvestment of dividends	—	318,316
Cost of shares redeemed	(23,926,009)	(16,924,096)
Net increase/(decrease) in net assets from capital share transactions	(10,341,691)	2,904,817

TOTAL INCREASE IN NET ASSETS	3,334,457	20,399,775

NET ASSETS:
Beginning of year	147,269,797	126,870,022
End of year*	$150,604,254	$147,269,797

* Including undistributed net investment income (loss)	$ —	$—

See Notes to the Financial Statements

GRANUM  VALUE  FUND
FINANCIAL HIGHLIGHTS
	Year Ended October 31,
	2004		2003		2002		2001		2000

Per share data:(1)
Net asset value, beginning of year	$29.92		$26.36		$28.16		$29.25		$25.29
Income from investment operations:
Net investment income (loss)	0.13	(2)	(0.22	)(2)	(0.39	)(2)	(0.35	)(2)	(0.16	)(2)
Net realized and unrealized gain (loss) on
investments	2.71		3.85		(1.41)		(0.74)		4.26
Total from investment operations	2.84		3.63		(1.80)		(1.09)		4.10
Less dividends and distributions:
Dividends from net investment income	—		—		—		—		(0.14)
Distributions from net realized gains	—		(0.07)		—		—		—
Total dividends and distributions	—		(0.07)		—		—		(0.14)

Net asset value, end of year	$32.76		$29.92		$26.36		$28.16		$29.25
Total return	9.49%		13.80%		(6.39%)		(3.73%)		16.28%
Supplemental data and ratios:
Net assets, end of year (000’s)	$150,604		$147,270		$126,870		$118,463		$119,498
Ratio of net expenses to average net assets	2.04%	(3)	2.71%	(3)	3.26%	(3)	3.18%	(3)	2.38%
Ratio of net investment income (loss) to average net
assets	0.37%	(4)	(0.83%	)(4)	(1.38%	)(4)	(1.23%	)(4)	(0.55%)
Portfolio turnover rate	3.82%		17.51%		21.68%		3.58%		24.23%

(1) Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.
(2) Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3) The operating ratio includes dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 were 1.87%, 2.50%, 3.11% and 3.11%, respectively.
(4) The net investment income ratio includes dividends on short positions. The ratios excluding dividends on short positions for the years ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 were 0.54%, (0.62%), (1.23%) and (1.16%), respectively.

See Notes to the Financial Statements

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2004

1.	ORGANIZATION

Granum Value Fund (the ‘‘Fund’’) is a diversified series of Granum Series Trust (the ‘‘Trust’’), an open-end management investment company. The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities are valued as of the close of trading on each business day when the New York Stock Exchange (‘‘NYSE’’) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded.

However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of October 31, 2004, fair valued securities represent 0.01% of the Fund’s investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

If market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Board of Trustees have also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the investment adviser to the Fund holding such assets does not represent fair value. Factors which may cause the investment adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading.

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

b) Restricted Securities - The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At October 31, 2004, the Fund held restricted securities with an aggregate market value of $14,798 representing 0.01% of the net assets of the Fund.

c) Written Option Accounting - The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated. The Fund does not have any open written option contracts as of October 31, 2004. d) Purchased Option Accounting - The Fund purchases put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Schedule of Investments. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices. The Fund does not have any open option purchased contracts as of October 31, 2004. e) Exchange Traded Funds and Other Similar Instruments - Shares of exchange traded funds (‘‘ETFs’’) and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the ‘‘1940 Act’’) that holds a portfolio of common stocks designed to track the performance of a particular index. f) Short Sales - The Fund may effect short sales of shares of ETFs and other similar instruments. When the Fund effects such short sale, it will sell ETF shares (or the other instruments) that it does not own in anticipation of

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

purchasing the same shares (or instruments) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. The Fund may also engage in short sales of securities ‘‘against-the-box.’’ In these transactions, the Fund sells short securities it owns or has the right to obtain without payment of additional consideration. For financial statement purposes, when the Fund enters into a short sale the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund’s receivable from broker for proceeds on securities sold short is with one securities dealer. The Fund does not require the broker to maintain collateral in support of these receivables. g) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

h) Federal Income Taxes - No provision for federal income taxes has been recorded since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

i) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis. Interest income includes $0 of interest earned on receivables from broker for proceeds on securities sold short.

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

k) Derivative Instruments - The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

l) Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

3.	SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:
	Year Ended	Year Ended
	October 31, 2004	October 31, 2003

Shares sold	424,527	709,901
Shares issued to shareholders in reinvestment of distributions	—	12,085
Shares redeemed	(749,044)	(612,808)
Net increase/(decrease)	(324,517)	109,178
Shares outstanding:
Beginning of year	4,921,462	4,812,284
End of year	4,596,945	4,921,462

4.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investments, excluding short-term investments, options and short positions, for the year ended October 31, 2004, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other

—	$5,314,368	—	$6,081,942

As of October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

Granum
Value Fund

Cost of investments(a)	$96,039,609
Gross unrealized appreciation	$61,273,359
Gross unrealized depreciation	(5,737,454)
Net unrealized appreciation	$55,535,905
Undistributed ordinary income	$ —
Undistributed long-term capital gain	—
Total distributable earnings	$ —
Other accumulated gains/(losses)	$ (8,976,228)
Total accumulated earnings/(losses)	$46,559,677

(a) The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of distributions paid during the years ended October 31, 2004 and October 31, 2003 were as follows:

October 31, 2004		October 31, 2003
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
Distributions	Distributions	Distributions	Distributions

$—	$—	$331,415	$—

On October 31, 2004, Granum Value Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $4,117,631 and $1,802,604 which will expire in 2011 and 2012, respectively.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser - Granum Capital Management, L.L.C. (the ‘‘Adviser’’) provides investment advisory services to the Fund pursuant to an investment advisory agreement. Under the terms of the agreement, the Adviser receives a fee, accrued daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets (the ‘‘Basic Fee’’), which is adjusted monthly (the ‘‘Monthly Performance Adjustment’’) depending on the extent to which the investment performance of the Fund, after expenses, exceeds or was exceeded by the percentage change in the investment performance of the S&P 500 Index over the past 12 months. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the ‘‘Total Advisory Fee’’) by

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

up to 0.75% per year of the value of the Fund’s average daily net assets. During the year ended October 31, 2004, the Fund’s Adviser earned investment advisory fees at an annual rate of 0.73% of average daily net assets after the Monthly Performance Adjustment.

The staff of the Securities and Exchange Commission (the ‘‘SEC’’) has advised the Trust and the Adviser that, in its view, the fee payable by the Fund under its investment advisory agreement with the Adviser, which includes a performance component, does not fully comply with applicable laws and regulations governing investment company advisory fees. Effective as of September 1, 2004, and pending further clarification and resolution of this matter with the SEC staff, the advisory fee is being accrued and paid monthly at such rates and in such amounts as may be appropriate under the circumstances. An adjustment that would result in a reduction in aggregate advisory fees paid by the Fund through August 31, 2004 may be made, depending on the resolution of this matter. The Adviser does not believe that this matter will have a material adverse financial impact on the Fund or will negatively impact the Adviser’s ability to provide services. Depending on the resolution of this matter and the amounts involved, the Adviser will reimburse the Fund or its shareholders as may be necessary or appropriate under the circumstances.

Distribution Plan - Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the ‘‘Distribution Plan’’). Under the Distribution Plan, the Fund compensates its Distributors, Mercer Allied Company (‘‘Mercer’’) and Granum Securities, L.L.C. (‘‘Granum Securities’’), in consideration of the services they provide in connection with the sale of the Fund’s shares to investors (‘‘Distribution Services’’) and for the furnishing of account related services by the Distributors and securities dealers to shareholders of the Fund (‘‘Shareholder Services’’). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund’s average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund’s average net assets.

The Fund incurred the following expenses for Distribution and Shareholder Services for the year ended October 31, 2004:

	Distribution	Shareholder
	Services	Services
Mercer	$730,194	$364,723
Granum Securities	47,359	24,054

GRANUM VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS (continued)

Other - U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

U.S. Bank, N.A. serves as custodian for the Fund.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to lend securities on behalf of the Fund to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of October 31, 2004, there were no securities on loan.

7.	PROXY RESULTS (Unaudited)

On June 14, 2004, a Special Meeting of Shareholders of the Granum Value Fund (the ‘‘Fund’’), a series of Granum Series Trust (the ‘‘Trust’’) was held at the offices of Granite Capital International Group L.P., 126 East 56th Street, New York, New York 10022. As of April 29, 2004, the record date, the outstanding shares of the Fund were 4,891,257. Holders of 3,295,101 shares of the Fund were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Fund and thus constituting a quorum. The shareholders voted on three proposals.

The shareholders elected three persons to serve as trustees of the Trust,

The following table provides information concerning the matters voted on at the meeting:

I. Proposal to elect Mr. Joseph J. Plumeri to serve as trustee of the Trust
For     Withhold/Abstain

3,285,463    9,638

II. Proposal to elect Mr. Harry P. Kamen to serve as trustee of the Trust
For     Withhold/Abstain

3,276,526    18,576

III. Proposal to elect Mr. Paul J. McDonald to serve as trustee of the Trust
For     Withhold/Abstain

3,272,102    22,999

GRANUM VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Granum Value Fund and the Board of Trustees of Granum Value Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Granum Series Trust — Granum Value Fund (the ‘‘Fund’’) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ‘‘financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 21, 2004

INFORMATION ABOUT TRUSTEES AND OFFICERS (AS OF OCTOBER 31, 2004)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-888-5-GRANUM (547-2686).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Officer or Trustee	Other Directorships Held by Director or Officer

Edwin M. Cooperman	Independent Trustee	Indefinite term, Since 1998	Chairman of Tutortime Inc., 1997 to November2001; Chairman, Edmarc Investments, May 1996 to present; Principal, TC Solutions Inc., July 1998 to present.	1	None
126 East 56th Street
25th Floor
New York, NY 10022
Age: 61

Lewis M. Eisenberg*	Co-Chairman of	Indefinite	Co-Chairman, private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to present and Granum Securities, L.L.C. since March 7, 1997 to present.	1	None
126 East 56th Street	the Board and	term, Since
25th Floor	Trustee	1997
New York, NY 10022
Age: 62

Walter F. Harrison, III*	Co-Chairman of	Indefinite	Co-Chairman, private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to present and Granum Securities, L.L.C. since March 7, 1997 to present.	1	None
126 East 56th Street	the Board and	term, Since
25th Floor	Trustee	1997
New York, NY 10022
Age: 61

Harry P. Kamen	Independent	Indefinite	Retired Chairman and CEO, MetLife, 1993 to 1998; Director, Banco Santander Central Hispanico, 1994 to 2002; Director, Bethlehem Steel, 1993 to 2003; Director, Pfizer, Inc., 1996 to 2003; Director, MetLife, 1992 to present; Board of Governors, National Association of Securities Dealers, 1998 to present.	1	None
126 East 56th Street	Trustee	term, Since
25th Floor		2003
New York, NY 10022
Age: 71

Paul J. McDonald	Independent	Indefinite	Retired Executive Vice President and CFO, Friendly Ice Cream Corporation, 1996 to 1999; Senior Vice President and CFO, Friendly Ice Cream Corporation, 1987 to 1996; Board Chair, Polytainers, Inc., LLC, 1999 to present; Trustee, CIGNA Mutual Funds, 1995 to present; Director, Peoples Bank Holding Company, 2002 to present; Special Adviser to the Board of Directors, Friendly Ice Cream Corporation, 2000 to present; Board President, Springfield Riverfront Development Corp., 2002 to present; Director, Western Mass Electric, 2000 to 2002; Director, Bank Boston, 1995 to 1999.	1	None
2205 Boston Road, N-128	Trustee	term, Since
Wilbraham, MA 01095		2004
Age: 61

Joseph J. Plumeri	N/A	N/A	Chairman and CEO, Willis Group; 2000 to present; Director, Commerce Bank Holdings, 2003 to present; Chairman and CEO, Primerica Financial Services (Citigroup Inc.), 1995 to 1999.	1	None
126 East 56th Street
New York, NY 10022
Age: 60

Thaddeus Seymour	Independent	Indefinite	President Emeritus, Professor of English, Rollins College, Winter Park, Florida, 1978 to present.	1	None
1350 College Point	Trustee	term, Since
Winter Park, FL 32789		1998
Age: 76

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Officer or Trustee	Other Directorships Held by Director or Officer
Jonas B. Siegel	Vice President,	Indefinite	Managing Director and Chief Administrative Officer, private investment adviser, January 1994 to present; Managing Director, Granum Capital Management, L.L.C. January 27, 1997 to present and President of Granum Securities, L.L.C. March 7, 1997 to present.	1	None
126 East 56th Street	Secretary,	Term, Since
25th Floor	Treasurer,	1997
New York, NY 10022	Chief Financial
Age: 61	Officer and
	Chief
	Compliance
	Officer
*	Denotes a trustee who is an ‘‘interested person’’ as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-5-GRANUM (547-2686) or by accessing the Fund’s website at www.granumfunds.com and the SEC’s website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2004 will be available after August 31, 2004 on or through the Fund’s website at www.granumfunds.com and on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith under item 11(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one, “audit committee financial expert” serving on its audit committee.  Paul J. McDonald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2004	FYE 10/31/2003
Audit Fees	20,509	19,335
Audit-Related Fees	--	--
Tax Fees	2,400	4,975
All Other Fees	--	--

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and, to the registrant’s investment adviser for the last two fiscal years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2004	FYE 10/31/2003
Registrant	--	--
Registrant’s Investment Adviser	--	--

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board Trustees.

Item 10. Controls and Procedures.

(a)   The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) and15d‑15(b) under the Securities Exchange Act of 1934, as amended.

Item 11. Exhibits.
(a)   (1) Filed herewith.(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.
(b)   Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Granum Series Trust
By (Signature and Title)_/s/ Lewis M. Eisenberg
                  Lewis M. Eisenberg, Co-Chairman

By (Signature and Title)_/s/ Walter F. Harrison, III
                  Walter F. Harrison, III, Co-Chairman
Date  January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)_/s/ Lewis M. Eisenberg
                  Lewis M. Eisenberg, Co-Chairman

By (Signature and Title)_/s/ Walter F. Harrison, III
                  Walter F. Harrison, III, Co-Chairman

Date   January 5, 2005

By (Signature and Title)* /s/ Jonas B. Siegel
                   Jonas B. Siegel, Treasurer

 Date   January 5, 2005*

Print the name and title of each signing officer under his or her signature.